UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	001-34762	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 East Fifth Street, Suite 700, Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2025, First Financial Bancorp. (the “Company”) completed the issuance and sale (the “Offering”) of $300,000,000 aggregate principal amount of its 6.375% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Offering was completed pursuant to the Company’s registration statement on Form S-3 (File No. 333-291294) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2025, as supplemented by the prospectus supplement dated November 6, 2025, and filed with the SEC on November 7, 2025 (the “Prospectus Supplement”).

In connection with the Offering, the Company and First Financial Bank entered into an Underwriting Agreement, dated November 6, 2025 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. and Janney Montgomery Scott LLC. The Notes were sold at an underwriting discount of 1.25%, resulting in net proceeds to the Company of approximately $296.3 million before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes, including the potential redemption of its 5.25% Subordinated Notes due 2030. The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under the Subordinated Indenture, dated as of November 5, 2025 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 10, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee.

From and including the date of issuance to, but excluding, December 1, 2030, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 6.375% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2026. From and including December 1, 2030 to, but excluding the maturity date, December 1, 2035, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the First Supplemental Indenture), plus 300 basis points, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2031. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of December 1, 2030, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System to the extent then required under applicable laws or regulations, including capital regulations.

There is no sinking fund for the Notes. The Notes rank junior to all of the Company’s existing and future senior indebtedness. In addition, the Notes are effectively subordinated to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the

Company’s subsidiaries, including the deposit liabilities and claims of other creditors of the Company’s bank subsidiary, First Financial Bank. The Notes are equal in right of payment with any of the Company’s existing and future subordinated indebtedness, including the Company’s 5.25% subordinated notes due 2030. The Notes are the obligations of the Company only and are not obligations of, and are not be guaranteed by, any of the Company’s subsidiaries.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Second Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference. In connection with the issuance of the Notes, Squire Patton Boggs (US) LLP provided the Company with the legal opinion filed as Exhibit 5.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On November 6, 2025, the Company issued a press release announcing the pricing of its offering of the Notes, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 6, 2025, by and among First Financial Bancorp., First Financial Bank, Keefe, Bruyette & Woods, Inc. and Janney Montgomery Scott LLC

4.1	Subordinated Indenture, dated as of November 5, 2025, between First Financial Bancorp. and Wilmington Trust, National Association (incorporated by reference to Exhibit 4.5 of First Financial Bancorp.’s Registration Statement on Form S-3 filed on November 5, 2025 (File No. 333-291294))

4.2	First Supplemental Indenture, dated as of November 10, 2025, between First Financial Bancorp. and Wilmington Trust, National Association

4.3	Form of 6.375% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.2 of this Current Report on Form 8-K)

5.1	Opinion of Squire Patton Boggs (US) LLP

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)

99.1	Press Release, dated as of November 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ James M. Anderson
James M. Anderson
Executive Vice President and Chief Financial Officer

Date: November 10, 2025